UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2009

Cooper Industries, Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	1-31330	98-0355628
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Travis, Suite 5600, Houston, Texas		77002-1001
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-209-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 9, 2009, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing a plan to reorganize the Company and change its place of incorporation from Bermuda to Ireland. Following the satisfaction of certain conditions, including shareholder approval of the reorganization, a newly formed Irish company, Cooper Industries plc, would replace the Company as the ultimate parent company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Industries, Ltd.

June 9, 2009	By:	Terrance V. Helz

Name: Terrance V. Helz
Title: Associate General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 9, 2009 titled "Cooper Industries Announces Proposed Change in Place of Incorporation".